Acquisition of Liberty Dialysis Holdings - Pro Forma (Tables)	12 Months Ended
Dec. 31, 2012
Pro Forma Tables
Pro Forma Tabular Disclosures
	For the years ended December 31,
	2012	2011

Pro forma net revenue	$13,900,540	$13,215,111
Pro forma net income attributable to shareholders of FMC-AG & Co. KGaA	1,054,872	1,077,218
Pro forma income per ordinary share
Basic	$3.46	$3.56
Fully diluted	$3.44	$3.53